UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2021

PWP Forward Acquisition Corp. I

(Exact name of registrant as specified in its charter)

Delaware	001-40185	85-3098890
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

767 Fifth Avenue
New York, NY	10153
(Address of principal executive offices)	(Zip Code)

(212) 287-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fifth of one redeemable warrant	FRWAU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	FRW	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	FRWAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Report.

On November 5, 2021, PWP Forward Acquisition Corp. I (the “Company”) filed its Form 10-Q for the quarterly period ended September 30, 2021 (the “Q3 Form 10-Q”), which included a subsection in Note 2 entitled, “Revision to Previously Reported Financial Statements,” (“Note 2”) that describes a revision to the Company’s previously issued financial statements for the classification of its Class A common stock, par value $0.0001 per share, sold in the Company’s initial public offering (“IPO”) on March 12, 2021 and upon exercise of the underwriters’ over-allotment option (collectively, the “Public Shares”). As described in Note 2, upon its IPO and subsequent closing of the over-allotment option, the Company classified a portion of its Class A common stock as permanent equity. The Company’s management re-evaluated the conclusion and in accordance with ASC 480, paragraph 10-S99, determined that the Class A common stock subject to possible redemption included certain provisions, not solely within the control of the Company, that require accounting for all Public Shares as temporary equity. As a result, management reclassified all Class A common stock subject to possible redemption as temporary equity. This resulted in an adjustment to the initial carrying value of the Class A common stock subject to possible redemption with the offset recorded to additional paid-in capital, accumulated deficit and Class A common stock.

Also, in Note 2 of the Q3 Form 10-Q, in connection with the change in presentation for the Class A common stock subject to possible redemption, the Company revised its earnings per share calculation to allocate income and losses shared pro rata between the Class A and Class B common stock. This presentation contemplates a Business Combination as the most likely outcome, in which case, both Class A and Class B common stock share pro rata in the income and losses of the Company.

As described above, the Company had originally determined that the changes were not qualitatively material (and therefore outweighed the quantitative factors) and revised its previously issued financial statements in Note 2 to its Q3 Form 10-Q. However, upon further consideration of the changes, the Company has determined that the change in classification of the Class A common stock subject to possible redemption and the change to its presentation of earnings per share are quantitatively material and cannot be overcome by qualitative factors. Therefore, the Company will restate its previously issued financial statements.

On December 13, 2021, the audit committee (the “Audit Committee”) of the board of directors of the Company, after consultation with the Company’s management, concluded that the Company’s previously issued (i) audited balance sheet as of March 12, 2021, filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 18, 2021 (the "Post IPO Balance Sheet"); (ii) the unaudited financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, filed with the SEC on May 24, 2021; (iii) the unaudited financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2021, filed with the SEC on August 16, 2021; and (iv) Note 2 to the unaudited financial statements and Part I, Item 4 included in the Q3 Form 10-Q (with (ii), (iii) and (iv) collectively referred to as the “Affected Quarterly Periods”), as well as the relevant portions of any communication which describes or are based on such financial statements, should no longer be relied upon and that it is appropriate to restate the Company’s financial statements for the Affected Quarterly Periods and the Post IPO Balance Sheet.

Accordingly, the Company will restate its financial statements for the Affected Quarterly Periods in amendments to each of the Form 10-Q’s for the periods ended March 31, 2021, June 30, 2021 and September 30, 2021, to be filed with the SEC as soon as practicable, in each case, reflecting the restatement of the Class A common stock subject to possible redemption and change to its presentation of earnings per share. The Company will restate its Post IPO Balance Sheet in an amendment to its Form 8-K filed with the SEC on March 18, 2021, to be filed with the SEC as soon as practicable, to present all outstanding shares of Class A common stock subject to possible redemption as temporary equity, to recognize accretion from the initial book value to redemption value at the time of its Initial Public Offering, and to classify all outstanding warrants as liabilities, as previously described in Note 9 to the unaudited financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, filed with the SEC on May 24, 2021.

The Company does not expect that any of the above changes will have any impact on its cash position and cash held in the trust account established in connection with the IPO.

After re-evaluation, the Company’s management has concluded that in light of the classification error described above, a material weakness exists in the Company’s internal control over financial reporting for all reporting periods. The Company’s remediation plan with respect to such material weakness will be described in more detail in the amendment to the Q3 Form 10-Q to be filed with the SEC.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with the Independent Accountants.

IMPORTANT LEGAL INFORMATION

Cautionary Statement Regarding Forward-Looking Statements

This report may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, including those relating to the filing of the amendments to each of the filings listed above, other than statements of historical fact included in this report are forward-looking statements. When used in this report, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to the Company or its management team, identify forward-looking statements. Such forward-lo2oking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s final prospectus filed with the SEC on March 11, 2021. Copies of such filings are available on the SEC’s website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PWP Forward Acquisition Corp. I

Date: December 16, 2021	By:	/s/ Stacia Ryan
	Name:	Stacia Ryan
	Title:	Chief Executive Officer